Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI)

Supplement dated January 8, 2021 to the Prospectus of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund dated October 30, 2020

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The table under the header “Fees and Expenses of the Fund” on the first page of the Prospectus is hereby deleted and replaced with the following table (the footnotes under the table in the Prospectus remain):

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.80%
Distribution (Rule 12b-1) Fees	0.00%
Other Expenses of the Fund	0.00%
Acquired Fund Fees and Expenses	0.10%
Total Annual Fund Operating Expenses	0.90%
Fee Waivers(2)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers	0.70%

The table following the sole paragraph under the header “Example” on the first page of the Prospectus is hereby deleted and replaced with the following table:

1 Year	3 Years	5 Years	10 Years
$72	$267	$479	$1,089

The following paragraph is hereby inserted as the penultimate paragraph on page 6 and the second paragraph on page 17 of the Prospectus, in each case immediately following the risk factor paragraph entitled “Fixed Income Investment Risk:”

Risk of Investing in Other Investment Companies. The Fund may obtain a substantial portion of its exposure to money market instruments through investment in money market mutual funds. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Please retain this supplement for future reference.